SERVICE AGREEMENT NO. 43827
CONTROL NO. 1994-07-02 – 0042

FTS 1 SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 4th day of October, 1994, by and between:

COLUMBIA GULF TRANSMISSION COMPANY
("TRANSPORTER")

AND

DELTA NATURAL GAS CO., INC.
("SHIPPER")

WITNESSETH:  That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1.  Service to be Rendered.  Transporter shall perform and Shipper shall receive the service in accordance with the provisions of the effective FTS1 Rate Schedule and applicable General Terms and Conditions of Transporter's FERC Gas Tariff, First Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission herein contained.  The maximum obligations of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which the Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission.  Service hereunder shall be provided subject to the provisions of Part 284.222 of Subpart G of the Commission's regulations.  Shipper warrants that service hereunder is being provided on behalf of AN INTERSTATE PIPELINE COMPANY, COLUMBIA GAS TRANSMISSION CORPORATION.

Section 2.  Term.  Service under this Agreement shall commence as of NOVEMBER 01, 1994, and shall continue in full force and effect until OCTOBER 31, 2008, and from YEAR TO YEAR thereafter unless terminated by either party upon 6 MONTHS written notice to the other prior to the end of the initial term granted or an anniversary date thereafter.  Shipper and Transporter agree to avail themselves of the Commission's pre-granted abandonment authority upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission's regulations and Transporter's Tariff.

Section 3.  Rates.  Shipper shall pay the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

Section 4.  Notices.  Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 683, Houston, Texas  77001, Attention:  Director, Planning, Transportation and Exchange and notices to Shipper shall be addressed to it at:

DELTA NATURAL GAS CO., INC.
GAS SUPPLY
3617 LEXINGTON ROAD
WINCHESTER, KY  40391

until changed by either party by written notice.

SERVICE AGREEMENT NO. 43827
CONTROL NO. 1994-07-02 – 0042

FTS 1 SERVICE AGREEMENT

Section 5.  Superseded Agreements.  This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements:  FTS1 37824

DELTA NATURAL GAS CO., INC.

By:           /s/Alan L. Heath

Name:           Alan L. Heath

Title:             Vice President – Operations and Engineering

Date:             September 30, 1994

COLUMBIA GULF TRANSMISSION COMPANY

By:           /s/ S. M. Warnick

Name:            S. M. Warnick

Title:              Vice President

Date:              10/11/94

Appendix A to Service Agreement No.	43827	Revision No. 2

Under Rate Schedule	FTS-1
Between (Transporter)	Columbia Gulf Transmission Company
and (Shipper)	Delta Natural Gas Company, Inc., Stanton Division

Transportation Demand

Begin Date	End Date	Transportation Demand Dth/day	Recurrence Interval

November 1, 1994	October 31, 2010	860	1/1 – 12/31

November 1, 2010	October 31, 2015	860	1/1 – 12/31

Primary Receipt Points

Begin Date	End Date	Measuring Point No.	Measuring Point Name	Maximum Daily Quantity (Dth/Day)	Recurrence Interval

November 1, 1994	October 31, 2010	2700010	CGT – Rayne	860	1/1 – 12/31

November 1, 2010	October 31, 2015	2700010	CGT – Rayne	860	1/1 – 12/31

Primary Delivery Points

Begin Date	End Date	Measuring Point No.	Measuring Point Name	Maximum Daily Quantity (Dth/Day)	Recurrence Interval

November 1, 1994	October 31, 2010	801	Gulf - Leach	860	1/1 – 12/31

November 1, 2010	October 31, 2015	801	Gulf - Leach	860	1/1 – 12/31

Appendix A to Service Agreement No.	43827	Revision No. 2

Under Rate Schedule	FTS-1
Between (Transporter)	Columbia Gulf Transmission Company
and (Shipper)	Delta Natural Gas Company, Inc., Stanton Division

The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions is incorporated herein by reference for purposes of listing valid secondary interruptible receipt points and delivery points.

_____ Yes       __X__ No (Check applicable blank)  Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 34 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

_____ Yes       __X__ No (Check applicable blank)  Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter's FERC  Gas Tariff.

_____ Yes       __X__ No (Check applicable blank)  All gas shall be delivered at existing points of interconnection within the Maximum Daily Quantity, as applicable, set forth in Transporter's currently effective Rate Schedule FTS-1 Appendix A with Shipper, which for such points set forth are incorporated by reference.

_____ Yes       __X__ No (Check applicable blank)  This Service Agreement covers interim capacity sold pursuant to the provisions of General Terms and Conditions Section 4.2(j).  Right of first refusal rights, if and, applicable to this interim capacity are limited as provided for in General Terms and Conditions Section 4.2(j).

CANCELLATION OF PREVIOUS APPENDIX A

Service changes pursuant to this Appendix A, Revision No. 2 shall commence as of November 01, 2010.  This Appendix A, Revision No. 2 shall cancel and supersede the previous Appendix A, Revision No. 1 to the Service Agreement dated November 01, 1994.  With the exception of this Appendix A, Revision No. 2, all other terms and conditions of said Service Agreement shall remain in full force and effect.

Delta Natural Gas Company, Inc., Stanton Division                                 Columbia Gulf Transmission, LLC

By:           Stephen York                   By:           Mark Wilke
Its:           Agent                        Its:           Director Commercial Services
Date:       April 28, 2010                   Date:       April 27, 2010

SERVICE AGREEMENT NO. 43828
CONTROL NO. 1994-07-02 – 0041

FTS 1 SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 4th day of October, 1994, by and between:

COLUMBIA GULF TRANSMISSION COMPANY
("TRANSPORTER")

AND

DELTA NATURAL GAS CO., INC.
("SHIPPER")

WITNESSETH:  That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1.  Service to be Rendered.  Transporter shall perform and Shipper shall receive the service in accordance with the provisions of the effective FTS1 Rate Schedule and applicable General Terms and Conditions of Transporter's FERC Gas Tariff, First Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission herein contained.  The maximum obligations of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which the Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission.  Service hereunder shall be provided subject to the provisions of Part 284.222 of Subpart G of the Commission's regulations.  Shipper warrants that service hereunder is being provided on behalf of AN INTERSTATE PIPELINE COMPANY, COLUMBIA GAS TRANSMISSION CORPORATION.

Section 2.  Term.  Service under this Agreement shall commence as of NOVEMBER 01, 1994, and shall continue in full force and effect until OCTOBER 31, 2008, and from YEAR TO YEAR thereafter unless terminated by either party upon 6 MONTHS written notice to the other prior to the end of the initial term granted or any anniversary date thereafter.  Shipper and Transporter agree to avail themselves of the Commission's pre-granted abandonment authority upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission's regulations and Transporter's Tariff.

Section 3.  Rates.  Shipper shall pay the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

Section 4.  Notices.  Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 683, Houston, Texas  77001, Attention:  Director, Planning, Transportation and Exchange and notices to Shipper shall be addressed to it at:

DELTA NATURAL GAS CO., INC.
GAS SUPPLY
3617 LEXINGTON ROAD
WINCHESTER, KY  40391

until changed by either party by written notice.

SERVICE AGREEMENT NO. 43828
CONTROL NO. 1994-07-02 – 0041

FTS 1 SERVICE AGREEMENT

Section 5.  Superseded Agreements.  This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements:  FTS1 37823

DELTA NATURAL GAS CO., INC.

By:           /s/Alan L. Heath

Name:           Alan L. Heath

Title:             Vice President – Operations and Engineering

Date:             September 30, 1994

COLUMBIA GULF TRANSMISSION COMPANY

By:           /s/ S. M. Warnick

Name:            S. M. Warnick

Title:              Vice President

Date:              10-11-94

Appendix A to Service Agreement No.	43828	Revision No. 2

Under Rate Schedule	FTS-1
Between (Transporter)	Columbia Gulf Transmission Company
and (Shipper)	Delta Natural Gas Company, Inc., Cumberland Division

Transportation Demand

Begin Date	End Date	Transportation Demand Dth/day	Recurrence Interval

November 1, 2010	October 31, 2015	1,836	1/1 – 12/31

Primary Receipt Points

Begin Date	End Date	Measuring Point No.	Measuring Point Name	Maximum Daily Quantity (Dth/Day)	Recurrence Interval

November 1, 2010	October 31, 2015	2700010	CGT – Rayne	1,836	1/1 – 12/31

Primary Delivery Points

Begin Date	End Date	Measuring Point No.	Measuring Point Name	Maximum Daily Quantity (Dth/Day)	Recurrence Interval

November 1, 2010	October 31, 2015	801	Leach	1,836	1/1 – 12/31

Appendix A to Service Agreement No.	43828	Revision No. 2

Under Rate Schedule	FTS-1
Between (Transporter)	Columbia Gulf Transmission Company
and (Shipper)	Delta Natural Gas Company, Inc., Cumberland Division

The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions is incorporated herein by reference for purposes of listing valid secondary interruptible receipt points and delivery points.

_____ Yes       __X__ No (Check applicable blank)  Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 34 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

_____ Yes       __X__ No (Check applicable blank)  Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter's FERC  Gas Tariff.

_____ Yes       __X__ No (Check applicable blank)  All gas shall be delivered at existing points of interconnection within the Maximum Daily Quantity, as applicable, set forth in Transporter's currently effective Rate Schedule FTS-1 Appendix A with Shipper, which for such points set forth are incorporated by reference.

_____ Yes       __X__ No (Check applicable blank)  This Service Agreement covers interim capacity sold pursuant to the provisions of General Terms and Conditions Section 4.2(j).  Right of first refusal rights, if and, applicable to this interim capacity are limited as provided for in General Terms and Conditions Section 4.2(j).

CANCELLATION OF PREVIOUS APPENDIX A

Service changes pursuant to this Appendix A, Revision No. 2 shall commence as of November 01, 2010.  This Appendix A, Revision No. 2 shall cancel and supersede the previous Appendix A, Revision No. 1 to the Service Agreement dated November 1, 1994.  With the exception of this Appendix A, Revision No.2, all other terms and conditions of said Service Agreement shall remain in full force and effect.

Delta Natural Gas Company, Inc., Cumberland Division                                        Columbia Gulf Transmission Company

By:           Stephen York                                                                                                By:           Mark S. Wilke
Its:           Agent                                                                                         Its:           Director, Commercial Services
Date:       April 28, 2010                                                                                                 Date:

SERVICE AGREEMENT NO. 43829
CONTROL NO. 1994-07-02 – 0044

FTS 1 SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 4th day of October, 1994, by and between:

COLUMBIA GULF TRANSMISSION COMPANY
("TRANSPORTER")

AND

DELTA NATURAL GAS CO., INC.
("SHIPPER")

WITNESSETH:  That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1.  Service to be Rendered.  Transporter shall perform and Shipper shall receive the service in accordance with the provisions of the effective FTS1 Rate Schedule and applicable General Terms and Conditions of Transporter's FERC Gas Tariff, First Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission herein contained.  The maximum obligations of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which the Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission.  Service hereunder shall be provided subject to the provisions of Part 284.222 of Subpart G of the Commission's regulations.  Shipper warrants that service hereunder is being provided on behalf of AN INTERSTATE PIPELINE COMPANY, COLUMBIA GAS TRANSMISSION CORPORATION.

Section 2.  Term.  Service under this Agreement shall commence as of NOVEMBER 01, 1994, and shall continue in full force and effect until OCTOBER 31, 2008, and from YEAR TO YEAR thereafter unless terminated by either party upon 6 MONTHS written notice to the other prior to the end of the initial term granted or an anniversary date thereafter.  Shipper and Transporter agree to avail themselves of the Commission's pre-granted abandonment authority upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission's regulations and Transporter's Tariff.

Section 3.  Rates.  Shipper shall pay the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

Section 4.  Notices.  Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 683, Houston, Texas  77001, Attention:  Director, Planning, Transportation and Exchange and notices to Shipper shall be addressed to it at:

DELTA NATURAL GAS CO., INC.
GAS SUPPLY
3617 LEXINGTON ROAD
WINCHESTER, KY  40391

until changed by either party by written notice.

SERVICE AGREEMENT NO. 43829
CONTROL NO. 1994-07-02 – 0044

FTS 1 SERVICE AGREEMENT

Section 5.  Superseded Agreements.  This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements:  FTS1 37826

DELTA NATURAL GAS CO., INC.

By           /s/Alan L. Heath

Name           Alan L. Heath

Title             Vice President – Operations and Engineering

Date             September 30, 1994

COLUMBIA GULF TRANSMISSION COMPANY

By           /s/ S. M. Warnick

Name           S. M. Warnick

Title             Vice President

Date             10/11/94

Appendix A to Service Agreement No.	43829	Revision No. 2

Under Rate Schedule	FTS-1
Between (Transporter)	Columbia Gulf Transmission Company
and (Shipper)	Delta Natural Gas Company, Inc.

Transportation Demand

Begin Date	End Date	Transportation Demand Dth/day	Recurrence Interval

November 1, 1994	October 31, 2010	1,682	1/1 – 12/31

November 1, 2010	October 31, 2015	1,682	1/1 – 12/31

Primary Receipt Points

Begin Date	End Date	Measuring Point No.	Measuring Point Name	Maximum Daily Quantity (Dth/Day)	Recurrence Interval

November 1, 1994	October 31, 2010	2700010	CGT – Rayne	1,682	1/1 – 12/31

November 1, 2010	October 31, 2015	2700010	CGT – Rayne	1,682	1/1 – 12/31

Primary Delivery Points

Begin Date	End Date	Measuring Point No.	Measuring Point Name	Maximum Daily Quantity (Dth/Day)	Recurrence Interval

November 1, 1994	October 31, 2010	801	Gulf - Leach	1,682	1/1 – 12/31

November 1, 2010	October 31, 2015	801	Gulf - Leach	1,836	1/1 – 12/31

COMMENT CODE:  FN01                                           THIS STATION IS IN MARKET AREA 25, LANCASTER AND THE EASTERN MARKETING AGGREGATE AREA.

Appendix A to Service Agreement No.	43829	Revision No. 2

Under Rate Schedule	FTS-1
Between (Transporter)	Columbia Gulf Transmission Company
and (Shipper)	Delta Natural Gas Company, Inc.

COMMENT CODE:  GFN1                                           THIS SERVICE AGREEMENT AND ITS EFFECTIVENESS ARE SUBJECT TO A PRECEDENT AGREEMENT NO. 47754 BETWEEN BUYER AND SELLER DATED MAY 1, 1995.

THE MAXIMUM DAILY DELIVERY OBLIGATIONS (MDDOS) FOR THIS AGREEMENT ARE INCLUDED WITHIN THE MDDOS, DDQ'S AND AGGREGATE DAILY QUANTITIES (ADQS) IN AGREEEMENT NO. 38095.  UPON TERMINATION OF AGREEMENT NO. 38095, SELLER'S MAXIMUM DELIVERY OBLIGATIONS TO BUYER AT THE PRIMARY DELIVERY POINTS LISTED WILL BE AS FOLLOWS UNLESS OTHERWISE AGREED TO BY SELLER AND BUYER.

STATION NUMBER                                           STATION NAME                                           MDDO (DTH)

600279                                                              SNOWSHOE                                       5000

COMMENT CODE:  GFN1                                           THIS SERVICE AGREEMENT AND ITS EFFECTIVENESS ARE SUBJECT TO A PRECEDENT AGREEMENT NO. 47754 BETWEEN TRANSPORTER AND SHIPPER DATED MAY 1, 1995.

THE MAXIMUM DAILY DELIVERY OBLIGATIONS (MDDOS) FOR THIS AGREEMENT ARE INCLUDED WITHIN THE MDDOS, DDQ'S AND AGGREGATE DAILY QUANTITIES (ADQS) IN AGREEEMENT NO. 38095.  UPON TERMINATION OF AGREEMENT NO. 38095, TRANSPORTER'S MAXIMUM DELIVERY OBLIGATIONS TO SHIPPER AT THE PRIMARY DELIVERY POINTS LISTED WILL BE AS FOLLOWS UNLESS OTHERWISE AGREED TO BY TRANSPORTER AND SHIPPER.

Appendix A to Service Agreement No.	43829	Revision No. 2

Under Rate Schedule	FTS-1
Between (Transporter)	Columbia Gulf Transmission Company
and (Shipper)	Delta Natural Gas Company, Inc.

STATION NUMBER                                           STATION NAME                                                      MDDO (DTH)

600279                                                      SNOWSHOE                                                5000 1/
600054                                                      CPA NORTH YORK                                            3808
600057                                                      RIDGE AVE  HANOVER                                    1178
600058                                                      CPA BECKMILL RD                                           1453
600061                                                      GLENN ROCK                                                118
600062                                                      SHREWSBURY                                                      707
600063                                                      CPA EMIGSVILLE                                               4303
600064                                                      CPA ADMIRE                                                  1178
600263                                                      COL PA MONT ALTO                                         510
600270                                                      CPA ABBOTSTOWN                                             79

1/           RECEIPT A05 MUST BE FLOWING AT EQUIVALENT LEVEL TO PROVIDE DELIVERIES TO THIS STATION.

Appendix A to Service Agreement No.	43829	Revision No. 2

Under Rate Schedule	FTS-1
Between (Transporter)	Columbia Gulf Transmission Company
and (Shipper)	Delta Natural Gas Company, Inc.

The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions is incorporated herein by reference for purposes of listing valid secondary interruptible receipt points and delivery points.

_____ Yes       __X__ No (Check applicable blank)  Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 34 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

_____ Yes       __X__ No (Check applicable blank)  Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter's FERC  Gas Tariff.

_____ Yes       __X__ No (Check applicable blank)  All gas shall be delivered at existing points of interconnection within the Maximum Daily Quantity, as applicable, set forth in Transporter's currently effective Rate Schedule FTS-1 Appendix A with Shipper, which for such points set forth are incorporated by reference.

_____ Yes       __X__ No (Check applicable blank)  This Service Agreement covers interim capacity sold pursuant to the provisions of General Terms and Conditions Section 4.2(j).  Right of first refusal rights, if and, applicable to this interim capacity are limited as provided for in General Terms and Conditions Section 4.2(j).

CANCELLATION OF PREVIOUS APPENDIX A

Service changes pursuant to this Appendix A, Revision No. 2 shall commence as of November 01, 2010.  This Appendix A, Revision No. 2 shall cancel and supersede the previous Appendix A, Revision No. 1 to the Service Agreement dated November 01, 1994.  With the exception of this Appendix A, Revision No. 2, all other terms and conditions of said Service Agreement shall remain in full force and effect.

Delta Natural Gas Company, Inc.                                                                                                Columbia Gulf Transmission, LLC

By:           Stephen York                                                                                                By:           Mark Wilke
Its:                                                                                                        Its:           Director Commercial Services
Date:       April 28, 2010                                                                                         Date:       April 27, 2010